EXHIBIT 10.1

PROMISSORY NOTE MODIFICATION AGREEMENT

This Promissory Note Modification Agreement (this “Modification”) is made and entered into effective as of April 15, 2010, by and between Win-Eldrich Gold, Inc., a Nevada corporation (“Maker”), and Golden Phoenix Minerals, Inc., a Nevada corporation (“Holder”).

RECITALS

A.           Maker executed that certain Limited Recourse Secured Promissory Note, dated May 13, 2009, in favor of Holder, in the original principal amount of $5,300,000.00 (the “Note”) in connection with Maker’s purchase of Holder’s membership interests in Ashdown Project, LLC, a Nevada limited liability company pursuant to that certain Purchase and Sale of LLC Membership Interest Agreement (the “Ashdown Project Purchase Agreement”).  Capitalized terms used in this Modification which are not defined herein shall have the meanings given to them in the Note.  The Note is secured by that certain Security Agreement executed in connection with the Note (the “Security Agreement”, collectively with the Note, referred to as the “Loan Documents”.)  The Loan Documents are attached hereto as Exhibit A.

B.           Holder has entered into that certain Membership Interest Purchase Agreement (the “Ashdown Milling Purchase Agreement”), dated as of even date herewith among Holder and Kenneth Ripley and David S. Pearl II (collectively, the “Sellers”) for the purchase of forty percent (40%) of the membership interests (the “Membership Interests”) in Ashdown Milling Company, LLC, a Nevada limited liability company.

C.           As consideration for the Membership Interests, Holder has agreed to assign (the “Ripley-Pearl Assignment”) the rights to receive payment of NINE HUNDRED SEVENTY-EIGHT THOUSAND FOUR DOLLARS and SIXTY-TWO CENTS ($978,004.62) due Holder under the Note to Sellers on a pro-rata basis.

D.           Holder and Maker entered into that certain Settlement Agreement, dated as of April 9, 2010, by and among Earl Harrison, Holder and Maker to settle amounts owed from Holder to Earl Harrison (the “Harrison Settlement Agreement”).

E.           In connection with the Harrison Settlement Agreement, Holder has agreed to assign (the “Harrison Assignment” together with the Ripley-Pearl Assignment, the “Assignments”) the rights to receive payment of NINETY THOUSAND SEVENTY DOLLARS and NINETEEN CENTS ($90,070.19) due Holder under the Note to Earl Harrison.

F.           To facilitate the Assignments, Holder has requested that Maker replace the Note with four (4) separate notes.  Maker is willing to do so upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, agree as follows:

1.           Incorporation of Recitals.  The Parties hereby acknowledge that to their knowledge the statements set forth in the above Recitals are true and accurate.  The Parties intend that such Recitals are to be a part of the body of this Modification and incorporate the same herein by this reference.

2.           Replacement of Note.  Subject to the terms and conditions of this Modification, the Parties hereby agree to replace the Note with four (4) separate notes classified as one (1) Series A Note, two (2) Series B Notes and one (1) Series C Note, in substantially the same forms as attached hereto as Exhibits B, C and D respectively (the “Replacement Notes”).

3.           Replacement of Security Agreement.  In connection with the Replacement Notes, the Parties hereby agree to amend the Security Agreement in substantially the same form as attached hereto as Exhibits E (the “Amended Security Agreement”) and will remain in effect, as amended, with respect to the Replacement Notes.

4.           Conditions Precedent.  This Modification, the Note replacement and Security Agreement amendment described herein, shall not take effect unless and until the following conditions have been, and continue to be, met to the satisfaction of the Parties:

(a)           This Modification shall have been executed by each of the Parties and shall have been delivered to each Party.

(b)           The Holder shall have entered into the Ashdown Milling Purchase Agreement and all ancillary documents thereto, with the Sellers and the transactions contemplated thereby shall have closed.

(c)           Holder shall have surrendered the Note to Maker, marked “cancelled”.

(d)           The Parties shall have executed the Amended Security Agreement.

(e)           All of the representations and warranties in this Modification shall be true and correct in all material respects as of the date hereof.

(f)           The Parties shall have executed and delivered such other documents and instruments as may reasonably be required to evidence the foregoing modification.

5.           Modification of Loan Documents.  The Loan Documents are modified and replaced in their entirety as evidenced hereby.  For the avoidance of doubt, the Security Agreement, as amended by the Amended Security Agreement, shall remain in full force with respect to the Replacement Notes.

6.           Counterparts; Electronic Signatures.  This Modification may be executed in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single agreement.  The signature of a Party to any counterpart shall be sufficient to legally bind such Party.  Any Party may effect the execution and delivery of this Modification by signing the same and sending a signed copy thereof by facsimile, e-mail, or other form of electronic transmission (each an “Electronic Transmission”).  Any signed document sent by Electronic Transmission, including the signature thereon, shall be treated in all respects as an original instrument bearing an original signature.

7.           Entire Agreement.  This Modification, together with exhibits hereto, constitute the entire understanding and agreement of the Parties with respect to the general subject matter hereof; supersede all prior negotiations, discussions, and agreements with respect thereto; and may not be contradicted by evidence of any alleged oral agreement.  Notwithstanding anything set forth herein to the contrary, the Ashdown Project Purchase Agreement, together with the exhibits thereto, except as amended or replaced by this Modification, shall remain in full force and effect.  This Modification may not be amended, modified, or rescinded in any manner except by written agreement signed by the Parties.

[SIGNATURES TO FOLLOW]

Executed on the day and year first written above.

MAKER:

WIN-ELDRICH GOLD, INC.,
a Nevada corporation

/s/ Perry Muller
By: Perry Muller
Its: President

HOLDER:

GOLDEN PHOENIX MINERALS, INC.,
a Nevada corporation

/s/ Tom Klein
By: Tom Klein
Its: Chief Executive Officer

EXHIBIT A

LOAN DOCUMENTS

EXHIBIT B

FORM OF SERIES A NOTE

EXHIBIT C

FORM OF SERIES B NOTE

EXHIBIT D

FORM OF SERIES C NOTE

EXHIBIT E

FORM OF AMENDED SECURITY AGREEMENT